UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT

TO

FORM 8-K/Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 27, 2014

BLUE EARTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-148346	98-0531496
(Commission File Number)	(IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV  89052

(Address of Principal Executive Offices)      (Zip Code)

(702) 263-1808

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Explanatory Paragraph

On October 27, 2014 Blue Earth, Inc. (the “Company”) entered into reciprocal stock purchase agreements to acquire an approximately 24.4% beneficial ownership in PowerGenix Systems, Inc. (“PowerGenix”).  Pursuant to Rule 8-04(c) of Regulation S-X, the financial statements of PowerGenix are not required as the transaction did not exceed 20% of the total consolidated assets or equity in the consolidated income.  However, pursuant to Rule 8-05 Pro-Forma Financial Information is being filed under this Amendment No. 1 to the Form 8-K for October 27, 2014.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Page

(a) Financial Statements of Business Acquired.

No financial statements of PowerGenix are required to be filed.

(b) Pro Forma Financial Information.

Pro Forma Consolidated Balance Sheet as of September 30, 2014.	3

Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2014.	4

Pro Forma Consolidated Balance Sheet as of December 31, 2013.	5

Pro Forma Consolidated Statements of Operations for the year ended December 31, 2013.	6

BLUE EARTH, INC.

Proforma Consolidated Balance Sheet

September 30, 2014

			Adjusted
	Blue	Pro Forma	Pro Forma
	Earth, Inc.	Adjustments	Totals
ASSETS

CURRENT ASSETS

Cash	$5,573,405	$(1,600,000)	$3,973,405
Restricted cash	881,942	-	881,942
Accounts receivable, net	2,359,026	-	2,359,026
Costs in excess of billings	534,901	-	534,901
Inventory	2,332,496	-	2,332,496
Other receivables	194,891		194,891
Construction in progress	79,450	-	79,450
Prepaid expenses and deposits	1,822,420	-	1,822,420

Total Current Assets	13,778,531	(1,600,000)	12,178,531

PROPERTY AND EQUIPMENT, net	52,248,308	-	52,248,308

OTHER ASSETS

Deposits	56,331	-	56,331
Long term receivables	1,657,962	-	1,657,962
Contracts and franchise, net	21,035,051		21,035,051
Investment in equity subsidiary	422,993	8,000,000	9,152,463
		1,600,000
		(870,530)

Total Other Assets	23,172,337	8,729,470	31,901,807

TOTAL ASSETS	$89,199,176	$7,129,470	$96,328,646

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,827,148	$-	$2,827,148
Current portion of notes payable	47,328		47,328
Related party payables	1,333,147		1,333,147
Billings in excess of revenues	29,320	-	29,320
Deferred revenues	9,332		9,332
Accrued expenses	375,005	-	375,005
Payroll expenses payable	35,457		35,457

Total Current Liabilities	4,656,737	-	4,656,737

LONG TERM LIABILITIES
Loans and notes payable	189,310	-	189,310

Long term liabilities	189,310	-	189,310

TOTAL LIABILITIES	4,846,047	-	4,846,047

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock	-	-	-
Common stock	79,516	3,280	82,796
Additional paid-in capital	166,745,646	7,996,720	174,742,366
Stock subscription receivable	119	-	119
Retained earnings (deficit)	(82,472,152)	(870,530)	(83,342,682)

Total Stockholders' Equity (Deficit)	84,353,129	7,129,470	91,482,599

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$89,199,176	$7,129,470	$96,328,646

BLUE EARTH, INC.

Proforma Consolidated Statements of Operations

For the Nine Months Ended September 30, 2014

			Pro-Forma
			Adjusted
	Blue	Pro Forma	Combined
	Earth, Inc.	Adjustments	Totals
REVENUES	$9,472,968	$-	$9,472,968
COST OF SALES	5,890,757	-	5,890,757

GROSS PROFIT	3,582,211	-	3,582,211

OPERATING EXPENSES

General and administrative	17,947,974	-	17,947,974
Depreciation and amortization expense	3,489,504	-	3,489,504

Total Costs and Expenses	21,437,478	-	21,437,478

OPERATING LOSS	(17,855,267)	-	(17,855,267)

OTHER INCOME (EXPENSE)

Gain on sale of assets	15,315	-	15,315
Loss on equity investment	-	(870,530)	(870,530)
Other income	5,732	-	5,732
Interest expense	(406,557)	-	(406,557)

Total Other Income (Expense)	(385,510)	(870,530)	(1,256,040)

LOSS BEFORE INCOME TAXES	(18,240,777)	(870,530)	(19,111,307)
PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	(18,240,777)	(870,530)	(19,111,307)

PREFERRED DIVIDENDS	(1,503,582)	-	(1,503,582)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(19,744,359)	$(870,530)	$(20,614,889)

BASIC AND DILUTED LOSS PER SHARE:	$(0.24)		$(0.24)

BLUE EARTH, INC.

Proforma Consolidated Balance Sheet

December 31, 2013

			Adjusted
	Blue	Pro Forma	Pro Forma
	Earth, Inc.	Adjustments	Totals
ASSETS

CURRENT ASSETS

Cash	$8,403,731	$(2,000,000)	$6,403,731
Accounts receivable, net	5,844,119	-	5,844,119
Costs in excess of billings	395,442	-	395,442
Inventory	383,799	-	383,799
Other receivables	2,254,902		2,254,902
Construction in progress	2,195,554	-	2,195,554
Prepaid expenses and deposits	1,936,743	-	1,936,743

Total Current Assets	21,414,290	(2,000,000)	19,414,290

PROPERTY AND EQUIPMENT, net	858,212	-	858,212

OTHER ASSETS

Deposits	50,692	-	50,692
Construction in progress	44,035,500	-	44,035,500
Contracts and franchise, net	19,820,580		19,820,580
Assets of discontinued operations	251,492	-	251,492
Investment in equity subsidiary	-	8,000,000	8,415,975
		2,000,000
		(1,584,025)

Total Other Assets	64,158,264	8,415,975	72,574,239

TOTAL ASSETS	$86,430,766	$6,415,975	$92,846,741

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,658,368	$-	$2,658,368
Current portion of notes payable	1,504,476		1,504,476
Related party payables	1,337,151		1,337,151
Billings in excess of revenues	438,952	-	438,952
Deferred revenues	11,993		11,993
Accrued expenses	422,456	-	422,456
Payroll expenses payable	125,052		125,052
Preferred dividends payable	403,690	-	403,690
Liabilities of discontinued operations	190,609	-	190,609

Total Current Liabilities	7,092,747	-	7,092,747

LONG TERM LIABILITIES
Loans and notes payable	-	-	-

Long term liabilities	-	-	-

TOTAL LIABILITIES	7,092,747	-	7,092,747

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock	570	-	570
Common stock	60,206	3,280	63,486
Additional paid-in capital	143,605,036	7,996,720	151,601,756
Stock subscription receivable	(1,600,000)	-	(1,600,000)
Retained earnings (deficit)	(62,727,793)	(1,584,025)	(64,311,818)

Total Stockholders' Equity (Deficit)	79,338,019	6,415,975	85,753,994

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$86,430,766	$6,415,975	$92,846,741

BLUE EARTH, INC.

Proforma Consolidated Statements of Operations

For the Year Ended December 31, 2013

			Pro-Forma
			Adjusted
	Blue	Pro Forma	Combined
	Earth, Inc.	Adjustments	Totals
REVENUES	$10,305,736	$-	$10,305,736
COST OF SALES	7,166,464	-	7,166,464

GROSS PROFIT	3,139,272	-	3,139,272

OPERATING EXPENSES

General and administrative	25,752,836	-	25,752,836
Depreciation and amortization expense	2,745,126	-	2,745,126

Total Costs and Expenses	28,497,962	-	28,497,962

OPERATING LOSS	(25,358,690)	-	(25,358,690)

OTHER INCOME (EXPENSE)

Gain on settlement of debt	637,096	-	637,096
Loss on equity investment	-	(1,584,025)	(1,584,025)
Other income	612	-	612
Interest expense	(556,171)	-	(556,171)

Total Other Income (Expense)	81,537	(1,584,025)	(1,502,488)

LOSS BEFORE INCOME TAXES	(25,277,153)	(1,584,025)	(26,861,178)
PROVISION FOR INCOME TAXES	-	-	-

LOSS FROM CONTINUING OPERATIONS	(25,277,153)	(1,584,025)	(26,861,178)
LOSS FROM DISCONTINUED OPERATIONS	(196,241)	-	(196,241)

NET LOSS	(25,473,394)	(1,584,025)	(27,057,419)

PREFERRED DIVIDENDS	(3,188,450)	-	(3,188,450)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(28,661,844)	$(1,584,025)	$(30,245,869)

BASIC AND DILUTED LOSS PER SHARE:
Continuing Operations	$(0.69)		$(0.67)
Discontinued Operations	(0.01)		(0.00)
	$(0.70)		$(0.67)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2015	BLUE EARTH, INC.

By: /s/ Johnny R. Thomas
Name: Dr. Johnny R. Thomas
Title: Chief Executive Officer